                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         ACACIA RESEARCH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
rstuvwxy

            April 24, 1998

Dear Shareholder:

    On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Shareholders to be held on Tuesday, May 19, 1998, at 9:00 a.m., at the Ritz Carlton Huntington Hotel, located at 1401 South Oak Knoll Avenue in Pasadena, California.

    The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote "FOR" the election of the nominated directors to serve until the next Annual Meeting of Shareholders, "FOR" the proposed amendments to the Company's 1996 Stock Option Plan, "FOR" the proposed amendment to the Articles of Incorporation and "FOR" ratification of the selection of Price Waterhouse LLP as the Company's independent accountants.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

    Thank you for your continued support.

                                          Cordially,

                                                     [SIG]
                                          Paul R. Ryan
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          ACACIA RESEARCH CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1998

                            ------------------------

TO OUR SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Acacia Research Corporation, a California corporation (the "Company"), will be held on Tuesday, May 19, 1998 at 9:00 a.m. at the Ritz Carlton Huntington Hotel located at 1401 South Oak Knoll Avenue, Pasadena, California, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified;

    2.  To approve amendments to the Company's 1996 Stock Option Plan;

    3.  To approve an amendment to the Company's Articles of Incorporation;

    4. To ratify the selection of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending December 31, 1998; and

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 6, 1998 are entitled to receive notice of and to vote at the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                          By Order of the Board of Directors

                                                          [SIG]
                                          Kathryn King-Van Wie
                                          SECRETARY

Pasadena, California
April 24, 1998

                             YOUR VOTE IS IMPORTANT
     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                          ACACIA RESEARCH CORPORATION
                            12 SOUTH RAYMOND AVENUE
                           PASADENA, CALIFORNIA 91105
                                 (626) 449-6431

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The enclosed proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a California corporation ("Acacia" or the "Company"), for use at Acacia's annual meeting of shareholders (the "Annual Meeting") to be held on Tuesday, May 19, 1998 at 9:00 a.m., or at any adjournments thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Ritz Carlton Huntington Hotel located at 1401 South Oak Knoll Avenue, Pasadena, California. These proxy solicitation materials were mailed on or about April 24, 1998 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES; PROCEDURAL MATTERS

    Shareholders of record as of the close of business on April 6, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 3,967,080 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. Each share has one vote on all matters. For information regarding holders of more than 5% of the outstanding Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

    The Company will bear the cost of this solicitation, including reimbursement of brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies, for which it will be paid a fee of $3,500 plus reimbursement of out-of-pocket expenses.

VOTING

    Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, every shareholder, or his or her proxy, entitled to vote upon the election of directors may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled, or distribute his or her votes calculated on the same principal among as many candidates as he or she thinks fit. No shareholder or proxyholder, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination and proxyholders will have discretionary authority to cumulate votes. For the election of directors, the nominees receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected. For all other proposals, an affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration other than Proposal No. 4, which requires the affirmative vote of a majority of the shares issued and outstanding. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

REVOCABILITY OF PROXIES

    A shareholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a date later than that of the previous proxy. However, merely attending the Annual Meeting in person will not revoke such proxy.

                     PROPOSAL NO. 1: ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    The Bylaws of the Company presently provide that there shall be five directors and that such directors are to be elected at the annual meeting of shareholders. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and duly qualified.

NOMINEES

    Biographical summaries and ages as of the Record Date of individuals nominated by the Board of Directors for election as directors are provided below. See "Security Ownership of Certain Beneficial Owners and Management" for data with respect to the number of shares of the Company's Common Stock beneficially owned by each of them, directly or indirectly, as of that date. There is no family relationship among any directors or executive officers of the Company.

                                                                                                                  DIRECTOR
                           NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                                 AGE         SINCE
--------------------------------------------------------------------------------------------------      ---      -----------
R. BRUCE STEWART, CHAIRMAN AND CHIEF FINANCIAL OFFICER                                                      61         1993
Mr. Stewart has served as Chairman of the Board of Directors since January 1993 and as Chief
  Financial Officer since January 1997. Mr. Stewart founded the Company and has guided the development of the Company's strategies and operations. From the Company's incorporation in
  January 1993 to January 1997, Mr. Stewart served as the President, Chief Executive Officer and
  Treasurer of the Company. Prior to establishing the Company, Mr. Stewart served as the President of Annandale Corporation, an investment banking firm and broker-dealer, from 1977 to 1992.

                                                                                                                  DIRECTOR
                           NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS                                 AGE         SINCE
--------------------------------------------------------------------------------------------------      ---      -----------
PAUL R. RYAN, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER                                               52         1995
Mr. Ryan has served as a Director since August 1995 and as President and Chief Executive Officer
  since January 1997. From May 1996 to January 1997, Mr. Ryan served as Executive Vice President and Chief Investment Officer of the Company and from August 1995 to May 1996, as Vice President,
  Capital Management, of the Company. Mr. Ryan is, along with the Company, a general partner of each of the private investment partnerships formed by the Company. From April 1993 to August
  1995, he was self-employed as a private investor. Mr. Ryan was a general partner of the American
  Health Care Fund, L.P. until April 1993. He received his B.S. degree from Cornell University and attended the New York University Graduate School of Business.

THOMAS B. AKIN, NOMINEE                                                                                     46       --
Mr. Akin is a nominee for Director. Mr. Akin has been the Managing General Partner of four private investment funds (Talkot Partners I, Talkot Partners II, LLC, Talkot Crossover Fund, L.P., and
  Talkot Capital) since 1996. From 1981 to 1996, Mr. Akin served in a variety of capacities for
  Merrill Lynch and Co., including Managing Director of Western Regional Sales from 1986 to 1994.
  Previously, he was a Vice President at Salomon Brothers from 1978 to 1981. Mr. Akin holds a B.A.
  from the University of California at Santa Cruz and attended the University of California at Los
  Angeles Graduate School of Business. He serves on the Board of Directors of Jet Fax Inc. and
  Infotec Inc.

FRED A. DE BOOM, DIRECTOR                                                                                   62         1995
Mr. de Boom has served as a Director since February 1995. Mr. de Boom has been a principal in
  Sonfad Associates since June 1993. Sonfad Associates is a Los Angeles-based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he had been employed as a Vice President of Tokai Bank for five years and as a Vice President of Union Bank for eight years. Mr. de Boom received his M.B.A. degree from the University of California and his B.A.
  degree from Michigan State University.

EDWARD W. FRYKMAN, DIRECTOR                                                                                 61         1996
Mr. Frykman has served as a Director since April 1996. Mr. Frykman has been an account executive with Crowell, Weedon & Co. since 1992. From 1990 to 1992, Mr. Frykman served as Senior Vice
  President of L.H. Friend & Co. Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California. In addition, Mr. Frykman was a Senior Account
  Executive with Shearson Lehman Hutton from September 1987 to March 1990 and was the Manager of the Los Angeles Regional Retail Office of Shearson Lehman Hutton from October 1972 to September
  1987.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FIVE NOMINEES LISTED ABOVE. PROXIES RECEIVED WILL BE VOTED FOR EACH OF THE NOMINEES UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of twenty-four meetings during the fiscal year ended December 31, 1997. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served. See "Director Compensation" for information on the compensation of non-employee directors. The Board of Directors has an Audit

Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

    The Audit Committee currently consists of R. Bruce Stewart, Fred A. de Boom and Edward W. Frykman. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles, financial reporting practices, and its system of internal accounting controls. The Company's Audit Committee held one meeting during 1997. The Audit Committee is also responsible for maintaining a line of communication between the Board of Directors and the Company's independent accountants.

    The Compensation Committee, which currently consists of Fred A. de Boom and Edward W. Frykman, is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policy and incentive compensation for employees and consultants to the Company. In addition, the Compensation Committee administers the 1996 Stock Option Plan. The Company's Compensation Committee held seven meetings during 1997.

DIRECTOR COMPENSATION

    Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board of Directors. Non-employee directors receive a non-discretionary grant of options to purchase 10,000 shares of the Company's common stock upon joining the Board of Directors and subsequent non-discretionary annual grants of options to purchase 1,000 shares of the Company's common stock, all such grants at an exercise price equal to the market price on the date of grant. See "Proposal No. 2: Approval of Amendments to the 1996 Stock Option Plan--Non-Employee Director Program" for a fuller description. In addition, non-employee directors receive compensation in the amount of $150 for each meeting of the Board of Directors and for any Board committee meeting not immediately preceding or following a Board of Directors meeting attended in person. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and Board Committees and the performance of Board duties.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Set forth below is certain information concerning the executive officers of the Company as of the date hereof.

R. Bruce Stewart..............         61  Chairman and Chief Financial Officer

Paul R. Ryan..................         52  Director, President and Chief Executive
                                             Officer

Kathryn King-Van Wie..........         36  Chief Operating Officer and Secretary

    Biographical information on Messrs. Stewart and Ryan is set forth above under the caption "Nominees."

    KATHRYN KING-VAN WIE has served as Chief Operating Officer since January 1997 and Corporate Secretary since October 1995. She joined the Company in August 1995 as Vice President, Operations. She has more than ten years of marketing and operations experience. From 1992 to 1995, she served as a business consultant to several small and mid-size companies. Prior to this, she held positions at Capitol Records, Vinokur Advertising and CBS.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of the Record Date, information relating to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise noted, the Company believes that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table and the address for each person is Acacia Research Corporation, 12 South Raymond Avenue, Pasadena, California 91105.

                                                              AMOUNT AND NATURE OF
                                                                   BENEFICIAL       PERCENT OF
                                                                OWNERSHIP(1)(2)        CLASS
                                                              --------------------  -----------
Dr. M. Robert and Phyllis Ching (3) ........................          343,799(a)          8.41%

Thomas B. Akin (4) .........................................          280,872(b)          6.82%

R. Bruce Stewart ...........................................          253,700(c)          6.03%

Dr. Brooke P. Anderson .....................................          225,800(d)          5.46%

Paul R. Ryan ...............................................          159,000(e)          3.86%

Fred A. de Boom ............................................           13,000(f)         *

Edward W. Frykman ..........................................            6,950(g)         *

All Directors and Executive Officers as a Group (six
  persons)..................................................          715,967(h)         15.53%

------------------------

 *  Represents less than one percent.

(1) All shares which a named shareholder has the right to acquire within 60 days, including through the exercise of stock options and warrants as described below, are deemed outstanding for the purpose of computing the percentage of Common Stock owned by such named shareholder, but not the percentage of Common Stock owned by any other shareholder.

(2) Includes the following options and/or warrants exercisable on or within 60 days of the Record Date: (a) options to purchase 65,525 shares and warrants to purchase 55,000 shares; (b) warrants to purchase 150,436 shares; (c) options to purchase 240,000 shares and warrants to purchase 2,000 shares;
    (d) options to purchase 170,000 shares and warrants to purchase 1,000 shares; (e) options to purchase 50,000 shares and warrants to purchase 103,500 shares; (f) options to purchase 12,000 shares; (g) options to purchase 6,000 shares; and (h) options and/or warrants to purchase 642,000 shares.

(3) Includes 12,500 shares jointly held by Dr. Ching and his wife, Phyllis Ching, 77,150 shares held by The Ching Living Trust, 22,800 shares held by the M. Robert Ching, M.D., Defined Benefits Pension Plan and 56,500 shares held by the M. Robert Ching, Inc. Money Purchase Pension Plan. This security ownership is based upon information which the Company believes is reliable, but for which the beneficial owner has not filed with the Commission a
    Schedule 13D or Schedule 13G.

(4) Includes warrants to purchase 85,218 shares. Also includes 65,218 shares and warrants to purchase 65,218 shares held by Talkot Crossover Fund, L.P., of which Mr. Akin serves as general partner.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows, as to the Company's Chief Executive Officer for the last fiscal year and the four remaining most highly compensated executive officers whose cash compensation exceeded $100,000 in the last fiscal year (of which there is one) (the "Named Executive Officers"), information concerning compensation earned for services to the Company in all capacities during the last three fiscal years.

                                                                                                 LONG TERM
                                                                                                COMPENSATION
                                                            ANNUAL COMPENSATION              ------------------
                                                 ------------------------------------------      SECURITIES
                                                                             OTHER ANNUAL    UNDERLYING OPTIONS    ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR     SALARY ($)    BONUS ($)   COMPENSATION ($)         (#)          COMPENSATION
------------------------------------  ---------  -----------  -----------  ----------------  ------------------  -------------
Paul R. Ryan, President and ........       1997      60,000        5,000               0             25,000          155,597(1)
  Chief Executive Officer                  1996           0       10,792               0            100,000(2)        14,208(1)
                                           1995           0            0               0                  0            9,000(3)

R. Bruce Stewart, ..................       1997     130,000        5,000          15,473(4)               0                0
  Chief Financial Officer                  1996     100,833        5,000          14,448(4)         100,000(2)             0
                                           1995      60,000        5,000          16,537(4)               0                0

------------------------

(1) Represents his 25% share of the management and performance fees received as general partner of Company affiliated investment funds. See "Transactions with Management--Transactions with Paul R. Ryan."

(2) Represents shares of stock underlying options granted under the 1996 Executive Stock Bonus Plan.

(3) Mr. Ryan was paid a one-time consulting fee of $9,000 for the purpose of establishing the Company's investment funds prior to becoming an officer or director of the Company.

(4) Includes $13,895, $13,536, and $15,171 paid by the Company for certain automobile expenses in 1997, 1996, and 1995, respectively.

    The Company has not entered into employment contracts with any of its Named Executive Officers nor does the Company have any agreement or arrangement with any such Named Executive Officers relating to a change in control of the Company.

STOCK OPTION GRANTS AND EXERCISES

    In fiscal year 1997, the Company granted stock options to the Named Executive Officers listed below. The Named Executive Officers did not exercise any options in fiscal year 1997. The following tables set forth information regarding the stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1997 and the value of in-the-money options held by the Named Executive Officers as of December 31, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                         POTENTIAL REALIZABLE
                                                          INDIVIDUAL GRANTS                            VALUE AT ASSUMED ANNUAL
                                ---------------------------------------------------------------------    RATE OF STOCK PRICE
                                     NUMBER OF        PERCENT OF TOTAL                                 APPRECIATION FOR OPTION
                                    SECURITIES       OPTIONS GRANTED TO    EXERCISE OR                         TERM(1)
                                UNDERLYING OPTIONS   EMPLOYEES IN FISCAL   BASE PRICE     EXPIRATION   ------------------------
NAME                                GRANTED (#)             YEAR             ($/SH)          DATE         0% ($)       5% ($)
------------------------------  -------------------  -------------------  -------------  ------------     ------      ---------
Paul R. Ryan..................          25,000                 16.4%            7.625      12/10/2000            0       30,047

R. Bruce Stewart..............               0                    0                 0               0            0            0


NAME                             10% ($)
------------------------------  ---------
Paul R. Ryan..................     63,097
R. Bruce Stewart..............          0

------------------------

(1) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the Commission and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. The amounts are calculated by using the closing market price of a share of Common Stock on the grant date as reported by the Nasdaq National Market and assuming annual compounded stock appreciation rates of 5% and 10% over the full three-year term of the option. The option grants vest over a two-year period. The reported amounts are based on the assumption that the named persons hold the options granted for their full three-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in stock price, which increase benefits all stockholders commensurately.

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                       NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                                            UNDERLYING                   IN-THE-
                                                                       UNEXERCISED OPTIONS        MONEY OPTIONS AT 1997
                                                                       AT 1997 YEAR-END(#)           YEAR-END(1)($)
                            SHARES ACQUIRED ON         VALUE        --------------------------  -------------------------
NAME                            EXERCISE(#)       REALIZED(2)($)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
--------------------------  -------------------  -----------------  -----------  -------------  ----------  -------------
Paul R. Ryan..............               0                   0          50,000        75,000        95,000       104,375
R. Bruce Stewart..........               0                   0         240,000        50,000     1,310,000        95,000

------------------------

(1) Represents the difference between the exercise price of the options and the closing price of the Company's Common Stock on December 31, 1997 of $8.00 per share.

(2) Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the last fiscal year, there were certain transactions that occurred between the Company and its officers and directors, which are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were no less fair to the Company than those which could have been obtained from unaffiliated persons.

    TRANSACTIONS WITH PAUL R. RYAN. In January 1995, prior to the time Paul R. Ryan became an officer or director of the Company, the Company and Mr. Ryan entered into an agreement pursuant to which the Company and Mr. Ryan agreed to act as the general partners of certain private investment funds and co-managers to other investment funds. Under this agreement, the Company is entitled to receive 75% and Mr. Ryan is entitled to receive 25% of the performance and management fees earned in respect of the investment advisory services provided to co-managed investment funds, less certain expenses shared with other parties. Pursuant to this agreement, Mr. Ryan earned approximately $155,597 during fiscal year 1997. In addition, in January 1995 prior to the time Mr. Ryan became an officer or director of the Company, Mr. Ryan acquired warrants to purchase 100,000 shares of the Company's common stock at an exercise price of $2 per share for an investment of $10,000. At the time the warrants were issued, the Company was privately-held and had no actively-traded market for its shares of common stock.

    TRANSACTIONS WITH ROBERT B. STEWART. On August 18, 1997, Robert B. Stewart became Director of Marketing of the Company. Mr. Stewart is the son of Bruce Stewart, Chief Financial Officer and the Chairman of the Company. Prior to joining the Company, Mr. Stewart was a principal of Macallan, Dunhill & Associates ("Macallan"). Upon joining the Company, Mr. Stewart ascribed his signing bonus of approximately $12,000 against the advance of approximately $25,000 to Macallan. Mr. Stewart maintains an economic interest in Macallan, but is not involved with decision making processes. Macallan was engaged by the Company to provide financial consulting services to the Company in connection with its investment advisory services. In addition, Mr. Stewart was awarded an option to purchase 60,000 shares of the Company's Common Stock, vesting over four years, at an exercise price of $7.75, the price of which was equal to the fair market value of the shares on the date of grant.

    TRANSACTIONS WITH H. LEE BROWNE AND DAVID H. SCHMIDT. On July 6, 1997, the Company purchased from Messrs. Browne and Schmidt a total of 2,625,000 shares (the "Soundview Shares") of common stock, $.001 par value per share, of Soundview Technologies, Inc. ("Soundview"), pursuant to the terms of a Common Stock Purchase Agreement among the Company, Messrs. Browne and Schmidt dated July 6, 1997. The Soundview Shares represent 35% of the outstanding capital stock of Soundview. As a result of the transaction, the Company owned approximately 51% of the outstanding common stock of Soundview.

    The purchase price for the Soundview Shares consisted of a total of 400,000 shares of common stock of the Company, $500,000 in cash and the issuance of non-recourse promissory notes to Messrs. Browne and Schmidt in the aggregate principal amount of $900,000. Such notes have subsequently been paid in full.

    Pursuant to the Common Stock Purchase Agreement, the Company, Messrs. Browne and Schmidt entered into an Amended and Restated Stockholders' Agreement to provide for elections of directors and other matters relating to Soundview. In addition, as part of the transaction, Soundview entered into five year employment agreements with each of Messrs. Browne and Schmidt. Also, the Company agreed to promptly file and maintain a registration statement with the Commission covering the proposed resale of shares of the Company's common stock by Messrs. Browne and Schmidt. The registration statement was filed and declared effective by the Commission in September 1997.

    Mr. Browne was and remains the President and Chief Executive Officer of Soundview Technologies. Mr. Browne is also the Chief Executive Officer and majority owner of Greenwich Information Technologies LLC, an entity in which the Company has a substantial minority ownership interest. Mr. Schmidt was and remains the Vice President and Director of Technology of Soundview.

    TRANSACTION WITH H. LEE BROWNE. On April 2, 1998, the Company acquired a 25% interest in Internet Software LLC, a Delaware limited liability company, for $2.5 million in cash. Internet Software LLC is engaged in business activities relating to internet software. Following the Company's investment, Mr. Browne holds a 33.4% interest in Internet Software LLC. Mr. Browne is employed as the chief executive officer of Internet Software LLC.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board of Directors as well as administering the 1996 Stock Option Plan. In making decisions regarding executive compensation, the Compensation Committee considers the input of the Company's management and other directors.

    The Company's executive compensation program consists of a mixture of base salary, cash bonuses, and stock awards. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee and the Board of Directors subjectively consider the overall value to the Company of each executive in light of numerous factors such as competitive position, individual performance, including past and expected contribution to the Company's goals of each executive officer, and the Company's long-term needs and goals, including attracting and retaining key management personnel.

    The Compensation Committee will periodically review the individual base salaries of the executive officers, and adjust salaries based on individual job performance and changes in the officer's duties and responsibilities. In making salary decisions, the Compensation Committee exercises its discretion and judgment based on these factors. No specific formula is applied to determine the weight of each factor.

    Long-term incentive compensation is realized through granting of stock options to most employees, including eligible executive officers. The Company has no other long-term incentive plans. Stock options are granted by the Company to aid in the retention of employees and to align the interests of employees with those of the shareholders. In addition, the Compensation Committee believes that the grant of an equity interest serves to link management interests with shareholder interest and to motivate executive officers to make long-term decisions that are in the best interests of the Company and the shareholders as well as provides an incentive to maximize shareholder value. Stock options have value for an employee only if the price of the Company's Common Stock increases above the exercise price on the grant date and the employee remains in the Company's employ for the period required for the stock to be exercisable, thus providing an incentive to remain in the Company's employ.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    Paul R. Ryan, who was named the Company's President and Chief Executive Officer in January 1997, received an annual base salary of $60,000. Mr. Ryan also received a bonus of $5,000, which was no more than the bonus amount paid to each executive officer of the Company in 1997. When Mr. Ryan was appointed Vice President, Capital Management in August 1995 and later Executive Vice President and Chief Investment Officer in May 1996, he received no salary for these additional duties. The cash amounts paid to Mr. Ryan in the form of base salary and bonus were recommended to the Board of Directors by the Compensation Committee. In exercising its discretion and judgment in reaching its recommendation, the Compensation Committee took into consideration the various factors and criteria described above as well as (a) Mr. Ryan's compensation as a general partner in the investment funds, which is pursuant to an agreement entered into prior to his being named an officer of the Company that entitles him to receive 25% of the performance and management fees for investment advisory services rendered the funds; and

(b) Mr. Ryan's additional duties and responsibilities as President and Chief Executive Officer. The Board of Directors approved the Compensation Committee's recommendation.

IMPACT OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

    The Company does not believe Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which disallows a tax deduction for certain compensation in excess of $1 million, will generally have an effect on the Company. The Compensation Committee reviews the potential effect of Section 162(m) periodically and will consider various alternatives for preserving the deductibility of compensation payments. However, the Compensation Committee will not necessarily limit compensation to that which is deductible.

                                                 Respectfully Submitted by the Compensation
                                                       Committee of the Board of Directors

                                                              Fred A. de Boom
                                                              Edward Frykman

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on the Common Stock of the Company for the last ten fiscal quarters with the cumulative total return of (i) the Composite Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and (ii) the Index for Nasdaq Financial Stocks (the "Industry Index"). This graph assumes the investment of $100 on June 30, 1995 in the Company's Common Stock, the Nasdaq Index and the Industry Index and assumes dividends are reinvested. Measurement points are at the last trading day of the fiscal quarters represented below.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           ACACIA RESEARCH CORPORATION   NASDAQ STOCK MARKET (US)   NASDAQ FINANCIAL STOCKS
6/30/95                         100.00                      100.00                   100.00
9/29/95                         125.00                      112.04                   113.95
12/29/95                        100.00                      113.41                   122.24
3/29/96                         145.83                      118.71                   127.18
6/28/96                         133.33                      128.40                   130.19
9/30/96                         170.83                      132.97                   141.22
12/31/96                        125.00                      139.51                   156.73
3/31/97                         120.83                      132.00                   163.51
6/30/97                         114.58                      156.20                   190.40
9/30/97                         200.00                      182.62                   222.19
12/31/97                        133.33                      171.27                   240.55

                     PROPOSAL NO. 2: APPROVAL OF AMENDMENTS
                         TO THE 1996 STOCK OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

    At the Annual Meeting, shareholders will be asked to approve amendments, adopted by the Board of Directors on March 30, 1998 (the "Amendments"), to the 1996 Stock Option Plan (as modified by the Amendments, the "1996 Plan", unless the context otherwise dictates). The Amendments have the following effects:

    INCREASED NUMBER OF SHARES SUBJECT TO THE 1996 PLAN. The Amendments would increase the authorized number of shares of Common Stock subject to the 1996 Plan by 250,000 shares (an additional 225,000 in the Key Employee Program and 25,000 in the Non-Employee Director Program). At the time the 1996 Plan was first adopted, an aggregate of 250,000 shares of Common Stock was set aside for delivery under the 1996 Plan, of which a maximum of 200,000 shares may be delivered under the Key Employee Program and a maximum of 50,000 shares may be delivered under the Non-Employee Director Program. As of March 31, 1998, no shares had been issued under the Key Employee Program, 188,000 shares were subject to outstanding but unexercised options granted thereunder and, assuming approval of the Amendments, a total of 237,000 shares (plus shares which become available through expiration, cancellation or termination of outstanding but unexercised options and subject to adjustments pursuant to the 1996 Plan) were available thereunder. As of March 31, 1998, no shares had been issued under the Non-Employee Director Program, 24,000 shares were subject to outstanding but unexercised options granted thereunder and, assuming approval of the Amendments, a total of 51,000 shares (plus shares which become available through expiration, cancellation or termination of outstanding but unexercised options and subject to adjustments pursuant to the 1996 Plan) were available thereunder. Because of the relatively modest remaining capacity under the 1996 Plan, the Board of Directors approved the Amendments.

    TRANSFERABILITY RESTRICTIONS. The 1996 Plan currently provides that options are generally nontransferable. The Amendments would clarify the existing transfer restrictions and provide for limited exceptions. For further description of the amended provisions see "Summary Description of the 1996 Plan-- Transferability."

    The benefits to be received in 1998 as a result of the Amendments by the Named Executive Officers, the current executive officers, the current directors who are not officers, and all employees are not determinable, because all grants under the initial Key Employee Program are discretionary and there is sufficient existing capacity in the Non-Employee Director Program that approval of the Amendments will have no near-term impact on the directors' grants.

SUMMARY DESCRIPTION OF THE 1996 PLAN

    The 1996 Plan was approved by the Company's shareholders at the 1996 Annual Meeting Except for the Amendment proposed here, no other material amendments to the 1996 Plan have been adopted. The purposes of the 1996 Plan are to promote the interests of the Company and its shareholders, to improve the long-term financial performance of the Company, and to attract, motivate and retain outside directors, members of management and key individuals by providing competitive financial incentives.

    The 1996 Plan consists of two parts: the Key Employee Program which allows discretionary awards of generally nontransferable nonqualified stock options and incentive stock options to officers of the Company and its subsidiaries, key employees and certain other individuals who perform significant services for the Company and its subsidiaries; and the Non-Employee Director Program which provides for initial grants and automatic annual grants of nontransferable nonqualified stock options to non-employee directors.

    The following summary of the 1996 Plan, as amended by the Amendments, is qualified in its entirety by reference to the text of the 1996 Plan and additional provisions, not inconsistent with the 1996 Plan, set forth in the respective award agreements entered into by recipients of options under the 1996 Plan. Capitalized terms not otherwise defined herein have the same meaning as set forth in the 1996 Plan, a copy of which is attached as Exhibit A. This summary principally addresses the general provisions of the 1996 Plan; the specific terms and conditions of an option are set forth in the a participant's award agreement. For additional information regarding certain options and other benefits granted to certain directors and officers of the Company, see "Election of Directors--Executive Officer Compensation."

    The closing price of the Common Stock on April 6, 1998 was $16.25.

KEY EMPLOYEE PROGRAM

    SHARES ISSUABLE UNDER THE KEY EMPLOYEE PROGRAM. A maximum of 425,000 shares of Common Stock may be issued upon the exercise of options under the Key Employee Program. The 425,000 shares represent approximately 10.7% of the Common Stock issued and outstanding on April 6, 1998.

    ELIGIBILITY. Persons entitled to receive awards under the Key Employee Program include officers and key employees (including any executive, administrative, managerial, production, marketing or sales employee) of the Company or a subsidiary, as well as certain other individuals who perform substantial services for the Company and its subsidiaries similar to those performed by key employees (collectively, "Eligible Employees"). There are presently approximately thirty Eligible Employees who may participate in the Key Employee Program. Members of the Board of Directors who are not officers or employees of the Company or its subsidiaries are not eligible to participate in the Key Employee Program.

    ADMINISTRATION. The Key Employee Program is administered by the Compensation Committee of the Board of Directors (the "Committee"). All Committee members must be "disinterested persons" within the meaning of Rule 16b-3 issued under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has full authority to authorize option awards to Eligible Employees under the 1996 Plan. The Committee determines and designates those Eligible Employees who are to be granted options under the 1996 Plan, the number of shares to be subject to such options and the terms and conditions of the options granted, subject to the express provisions of the 1996 Plan and applicable law. The Committee also has authority to interpret and construe the provisions of the 1996 Plan and any related agreements; to prescribe, amend and rescind rules and regulations relating to the administration of this 1996 Plan; to cancel, modify or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate awards held by Eligible Employees, subject to any required consent of the holder of the option; and to accelerate or extend the exercisability or extend the term of outstanding awards, subject to certain limitations.

    GRANT OF AWARDS. The Committee may in its discretion grant one or more incentive stock options and/or nonqualified stock options to any Eligible Employee. Each option confers the right to purchase shares of the Company's Common Stock at a future date. The purchase price per share for an incentive stock option must be at least equal to the fair market value of the Common Stock on the award date, or 110% of the fair market value for an incentive stock option granted to any person who at the time such option is granted owns shares of Common Stock representing 10% of the total combined voting power of all classes of Company stock, and such option expires five years from the grant date. For a summary of the differences in the tax treatment of the two types of options, see "Federal Income Tax Consequences."

    EXERCISE OF OPTIONS. Unless the Committee otherwise provides, no option granted under the Key Employee Program may be exercised until at least six months after the initial award date, subject to acceleration as described below, and, thereafter, such options become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Generally, once exercisable, an option remains exercisable until its expiration or earlier termination. No option may be exercised more than ten years after the date it is granted or such shorter period as the Committee may determine, except that incentive stock options granted to any person who, at the time such option is granted, owns shares of Common Stock representing 10% of the total combined voting power of all classes of stock of the Company shall not be exercisable more than five years after the initial grant of such option. Subject to these limitations, the Committee may extend or accelerate the exercisability of an option in any circumstances it deems appropriate (including circumstances related to a change in control or reorganization). Payment for the exercise of an incentive stock option may be made (i) in cash, (ii) in shares of Common Stock already owned by the option holder for at least six months, (iii) partly in cash and partly in shares of such Common Stock, (iv) with a promissory note secured by such Common Stock, or (v) by delivery of a notice instructing the Company to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Company equal to the purchase price.

    REGRANTS AND REPRICING. The Committee may grant an option holder, if he or she is otherwise eligible, a new or modified option in lieu of an option granted prior thereto, for a number of shares, at an exercise price, and for a term, which in any of such respects is greater or lesser than that under the earlier option, or may effect similar results by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations under the 1996 Plan or under applicable law. Certain of such changes may require the consent of the holder of the option.

    RELOAD OPTIONS. The Committee may authorize an option holder who uses already-owned shares of Common Stock to pay for the exercise of options to simultaneously receive a new "reload" option. Subject to certain limitations specified in the 1996 Plan, such reload options would give the option holder the right to purchase the same number of shares of Common Stock as such option holder used to pay for the exercise of the earlier options. The exercise price of the reload option would be equal to the fair market value of a share of Common Stock on the date of exercise of the initial option to which the reload feature relates. The reload option would only exercisable if (i) the option holder is an Eligible Employee on the exercise date, (ii) the exercise occurs at least six months after its date of grant and (iii) the initial option to which the reload option relates has not expired or the Committee has extended the period in which the reload option may be exercised. The Committee may also authorize the grant of additional reload options for the number of shares of Common Stock used to pay for the exercise of any prior reload option. In no event, however, shall the aggregate number of additional shares authorized by reload options exceed 50% of the maximum number of shares initially deliverable (subject to adjustments in accordance with the 1996 Plan) on exercise of the base option.

    TERMINATION OF EMPLOYMENT. The Committee may provide in the option agreements (which need not be the same) or otherwise, the extent, if any, to which options will remain exercisable by an Eligible Employee or the Eligible Employee's personal representative or beneficiary after an Eligible Employee's employment by the Company terminates for any reason, including voluntary or involuntary termination, retirement, disability or death, and the extent, if any, to which the exercisability of options may be accelerated or extended upon termination of employment. The Committee may make distinctions based upon the cause of termination in establishing the effect of a termination of employment on the rights and benefits under an award.

    LIMITS ON GRANTS. The maximum number of shares of Common Stock that are issuable under options that during any calendar year are granted to any Eligible Employee participating in the Key Employee Program may not exceed 100,000, subject to certain adjustments in accordance with the 1996 Plan.

    To the extent that the aggregate "fair market value" (as defined below) of stock with respect to which incentive stock options first become exercisable by a participant in any calendar year exceeds $100,000, taking into account Common Stock subject to incentive stock options under both the 1996 Plan and all other plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option. For the purpose set forth above, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded.

    The maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options granted under the 1996 Plan is 425,000, subject to adjustment in accordance with the 1996 Plan.

NON-EMPLOYEE DIRECTOR PROGRAM

    SHARES ISSUABLE UNDER THE NON-EMPLOYEE DIRECTOR PROGRAM. A maximum of 75,000 shares of Common Stock may be issued upon the exercise of options under the Non-Employee Director Program. The 75,000 shares represent approximately 1.9% of the Common Stock issued and outstanding on April 6, 1998.

    ADMINISTRATION. The Non-Employee Director Program provides for automatic grants to members of the Board of Directors who are not officers or employees of the Company or its subsidiaries. Two persons are eligible only for the Non-Employee Director Program.

    GRANTS OF AWARDS. Only nonqualified stock options will be awarded under the Non-Employee Director Program. Under this Program, each person who was a Non-Employee Director at the time of the 1996 Plan's adoption by the Board on April 16, 1996 was granted automatically, subject to the approval of shareholders at the annual shareholders meeting on May 14, 1996, a nonqualified stock option to purchase 10,000 shares of the Company's Common Stock. In addition, on the first business day in each calendar year during the term of the 1996 Plan following the approval of the 1996 Plan by the shareholders of the Company, each person who is a Non-Employee Director as of such date will be granted automatically on each such date a nonqualified stock option to purchase 1,000 shares of Common Stock. Except in the event of certain change of control events described in the 1996 Plan, the options will be exercisable in full commencing on the first anniversary of their grant, with the exception of the one-time nonqualified stock options granted to all Non-Employee Directors to purchase 10,000 shares of the Company's Common Stock, which such options shall vest at the rate of 2,500 shares of Common Stock per year on each of the first four anniversaries of the date of such grant.

    EXERCISE OF OPTIONS. Options awarded under the Non-Employee Director Program become exercisable in full 12 months after the award date and expire on the fifth anniversary of the award date. Such options become immediately exercisable in full upon a change in control event, which includes certain charges in ownership of more than 50% of the outstanding stock and certain mergers, asset sales and changes in Board composition. Payment for the exercise of an option may be made (i) in cash, (ii) in shares of Common Stock already owned by the option holder, or (iii) partly in cash and partly in shares of Common Stock.

    TERMINATION OF DIRECTORSHIP. When a non-employee director's services as a member of the Board of Directors terminate for any reason, the director's options, to the extent they are exercisable on such date, shall remain exercisable for six months after the date of such termination or until the expiration of their stated term, whichever occurs first. Any option which is not exercisable on the date of termination of such services will terminate upon a termination of service of the director.

    LIMITS ON GRANTS. The number of shares of Common Stock that are subject to annual options automatically granted to each Non-Employee Director Participant is currently fixed at 1,000 for each such option. The number of shares of Common Stock that are subject to one-time options automatically granted to each Non-Employee Director Participant is 10,000 for each such option, subject to adjustment in accordance with the Plan.

    LIMITATION ON AMENDMENTS. The provisions of the Non-Employee Director Program shall not be amended more than once every six months (other than as may be necessary to conform to any applicable charges in the Code or ERISA or, in each case, the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii) (or any successor provision).

    The maximum number of shares that may be issued upon the exercise of all options granted to Non-Employee Directors under the Non-Employee Director Program is 75,000, subject to adjustment in accordance with the 1996 Plan.

AMENDMENTS AND MISCELLANEOUS

    SHARES AVAILABLE FOR AWARDS-REPLENISHMENT. Shares relating to awards granted under the 1996 Plan that are expired or cancelled or terminated without having been exercised in full, typically will again be available for purposes of the 1996 Plan, subject to any applicable limitations under Rule 16b-3. In addition, the 1996 Plan authorizes the reissue of an indeterminate number of shares delivered to pay the exercise price or delivered or offset to pay withholding taxes in respect of an award granted thereunder, provided, however, that, to the extent required to maintain the 1996 Plan's status as a qualifying plan under Rule 16b-3, such shares shall be available for subsequent awards only to Eligible Employees who are not Section 16 Persons; provided further that (except as otherwise permitted by the Code) no such shares shall be available for future grants of incentive stock options under this 1996 Plan.

    ADJUSTMENT AND ACCELERATION. The number and kind of shares available under the 1996 Plan, as well as the number and price of shares subject to outstanding options granted thereunder and other share amounts or limits under the 1996 Plan, are subject to adjustment in the event of any extraordinary dividend or other extraordinary distribution in respect of the Common Stock, or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock for other securities of the Company, or other similar events, so that after any such event, the participant's proportionate interest will be maintained as before the occurrence of any such event. However, options granted to Non-Employee Director Participants shall be adjusted as described above only to the extent that such adjustment satisfies applicable criteria under Rule 16b-3, and such adjustment is consistent with adjustments to options held by persons other than executive officers or directors of the Company.

    Upon the occurrence of a change in control, each option granted under the 1996 Plan to an Eligible Employee participant will immediately become exercisable, unless the Committee, prior to such change in control, determines otherwise. Generally speaking, a change in control occurs under the 1996 Plan when (i) 20% or more of the combined voting power in the election of directors of the Company's then outstanding securities is acquired by any entity or group,
(ii) a majority of the directors are replaced in a proxy context, (iii) the shareholders of the Corporation approve the dissolution or liquidation of the Corporation, or an agreement to merge, consolidate or otherwise reorganize (other than with a subsidiary), as a result of which less than 50% of the voting securities of the surviving entity are owned by shareholders of the Company prior to such reorganization, or (iv) the Shareholders approve the sale of substantially all of the Company's business and/or assets (other than to a subsidiary).

    TERMINATION OF OR CHANGES TO THE 1996 PLAN. The authority to grant new options under the 1996 Plan will terminate on April 15, 2006, unless the 1996 Plan is terminated prior to that time by the Board of Directors. The Board of Directors may terminate or amend the 1996 Plan at any time, except for certain exceptions regarding the frequency of amendments to the Non-Employee Director Program, but no amendment may, without the approval of the shareholders, (i) materially increase the benefits accruing to participants under the 1996 Plan,
(ii) materially increase the aggregate number of shares which may be issued under the 1996 Plan, or (iii) materially modify the requirements of eligibility for participation. No amendment, suspension or termination of the 1996 Plan will, without the written consent of the participant, materially adversely affect any rights or benefits of such participant or obligations of the Company under any then outstanding award granted under the 1996 Plan.

    TRANSFERABILITY. The 1996 Plan provides that all options are non-transferable and will not become subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit options to be exercised by certain persons or entities related to a participant for estate and/or tax planning purposes. Incentive stock options and restricted stock awards will be further subject to all applicable transfer restrictions under the Code. Only the participant, subject to the above exceptions, may exercise an option during the participant's lifetime.

    AWARD AGREEMENT. Each option granted to a Participant must be evidenced by a written Award Agreement executed by the Participant and an authorized officer of the Company, containing all the terms and conditions of the Option. Award Agreements need not be identical and the terms of individual Award Agreements are determined by the Committee, subject to the limitations described in the 1996 Plan.

    COMPLIANCE WITH LAWS. Any securities delivered under the 1996 Plan shall be subject to all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such regulatory approvals as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith, and the person acquiring such securities must, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

    1996 PLAN NOT EXCLUSIVE. The 1996 Plan does not limit the authority of the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to Common Stock, under any other plan or authority. Shareholder approval of the Amendments, however, will not be deemed to constitute approval of any such other compensatory awards.

FEDERAL INCOME TAX CONSEQUENCES

    The federal income tax consequences of the 1996 Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the 1996 Plan. State and local consequences are beyond the scope of this summary.

    NONQUALIFIED STOCK OPTIONS. In general, no taxable income will be recognized by an Eligible Employee or Non-Employee Director who receives an award under the 1996 Plan (a "Participant") upon the grant of a nonqualified stock option under the 1996 Plan. Upon the exercise of a nonqualified stock option, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the option exercise price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of the Common Stock, the Participant will recognize short-term or long-term capital gain or loss, depending on how long the Common Stock is held. The Company will not be entitled to any further deduction at that time.

    INCENTIVE STOCK OPTIONS. A Participant who is granted an incentive stock option under the 1996 Plan will not recognize taxable income either on the date of grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. If Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "Disqualifying Disposition"), the Participant will recognize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or any net loss will be treated as a short-, intermediate-, or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the Participant recognizes ordinary income in a Disqualifying Disposition.

    ACCELERATED PAYMENTS. If, as a result of certain changes in control of the Company, a recipient's options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will generally be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

    SECTION 162(M) LIMITS ON DEDUCTIBILITY. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount which may be deducted by the Company with respect to compensation paid to the Chief Executive Officer and the four other most highly compensated executives to $1 million per tax year for each individual, unless such excess compensation is "performance-based" or is otherwise exempt from Section 162(m). The applicable conditions of an exemption for a performance-based compensation plan include, among others, a requirement that the shareholders approve the material terms of the 1996 Plan. Stock options that may be granted under the 1996 Plan (other than any nonqualified stock options granted at below market value exercise prices) are intended to qualify for the exemption for performance-based compensation under Section 162(m).

VOTE REQUIRED

    SHAREHOLDERS SHOULD NOTE THAT BECAUSE THE DIRECTORS ARE ELIGIBLE TO RECEIVE OPTIONS UNDER THIS PROPOSAL, THE DIRECTORS HAVE A PERSONAL INTEREST IN ITS APPROVAL. HOWEVER, THE MEMBERS OF THE BOARD ALSO BELIEVE THAT THE AMENDMENTS TO THE 1996 PLAN ARE IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS.

    The favorable vote of a majority of votes cast regarding the proposal is required to approve the Amendments. If they are not approved, the Amendments will not be adopted. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1996 PLAN AS DESCRIBED ABOVE. PROXIES RECEIVED WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

           PROPOSAL NO. 3: AMENDMENT OF THE ARTICLES OF INCORPORATION
                             (ITEM 3 ON PROXY CARD)

    The Board of Directors has approved and unanimously recommended for approval of the shareholders an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 30,000,000 shares (the "Charter Amendment"). The text of the Charter Amendment is set forth below:

    RESOLVED, that Article IV of the Company's Articles of Incorporation be amended to read as follows:

    "This corporation is authorized to issue only one class of shares of stock, designated 'Common Stock' and the number of shares of Common Stock authorized to be issued is 30,000,000, without par value."

    The additional shares of Common Stock could be used for a variety of purposes, including financing transactions, acquisitions and other corporate purposes. The Board of Directors will have the authority to issue the additional shares authorized under the Charter Amendment without further action by the shareholders. The Board of Directors announced its intention to declare a two-for-one stock split in the form of a stock dividend of one share of common stock for each common share outstanding (the "Stock Split"), contingent upon approval of this proposal to amend the Articles of Incorporation to increase the number of authorized shares. If approved, the Company will distribute the stock dividend on or about June 12, 1998 for each share held of record at the close of business on May 29, 1998.

    As of the Record Date, there were 10,000,000 shares of Common Stock authorized, of which 3,967,080 shares (39.7%) were issued and outstanding, and 6,032,920 shares (60.3%) were unissued, of which 1,204,700 shares (12.0%) were reserved for issuance under outstanding options and 773,122 shares (7.7%) were issuable upon exercise of outstanding warrants (subject to adjustment pursuant to certain antidilution provisions contained in the warrants). Because the proposed Stock Split is expected to utilize a significant number of the currently authorized, but unissued and unreserved shares of Common stock, the board of Directors believes that the adoption of the Charter Amendment is advisable both to enable the proposed Stock Split and also to provide the Company with sufficient flexibility to undertake future financings and acquisitions, grant stock options, and carry out other corporate objectives. At the present time, there are no agreements, understandings or arrangements for the issuance of the additional shares of Common Stock, except through the Stock Split and pursuant to outstanding options and warrants.

    The issuance of additional shares of Common Stock may, among other things, dilute the equity or book value per share, earnings per share and voting rights of current holders of Common Stock. An increase in the number of authorized shares could make it more difficult for a third party to acquire, or could discourage a third party from seeking to acquire, a majority of the outstanding voting stock of the Company.

    VOTE. The favorable vote of a majority of votes of the shares issued and outstanding is required to approve the Charter Amendment. THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE FOR THE APPROVAL OF THE CHARTER AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES RECEIVED WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

      PROPOSAL NO. 4: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                             (ITEM 4 ON PROXY CARD)

    The firm of Price Waterhouse LLP, the Company's independent accountants for the year ended December 31, 1997, was recommended by the Audit Committee, whose selection was approved by the Board of Directors to act in such capacity for the fiscal year ending December 31, 1998, subject to ratification by the shareholders. Price Waterhouse LLP has served as the principal independent accountants for the Company since April 1997. There are no affiliations between the Company and Price Waterhouse LLP, its partners, associates or employees, other than as pertain to the engagement of Price Waterhouse LLP as independent accountants for the Company.

    On April 28, 1997, the Company changed its independent accountants from Finocchiaro & Co. to Price Waterhouse LLP This change was made because of the developing complexity of the Company's financial statements and the Company's status as a reporting company under the Exchange Act. Neither of the reports of Finocchiaro & Co. for the years ended December 31, 1996 and 1995 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change independent accountants was approved by the Audit Committee of the Board of Directors, by delegated authority of the Board of Directors of the Company.

    Since January 1, 1995, there were no disagreements with Finocchiaro & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and none of the events set forth in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred. Since January 1, 1995, neither the Company nor anyone acting on its behalf (i) has received from Price Waterhouse LLP either a written report or oral advice relating to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) has consulted Price Waterhouse LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to the
Item) or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

    If the shareholders of the Company do not ratify the selection of Price Waterhouse LLP, or if such firm should decline to act or otherwise become incapable of acting, or if the employment should be discontinued, the Board of Directors, on the recommendation of the Audit Committee, will appoint substitute independent accountants. A representative of Price Waterhouse LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

    VOTE. The favorable vote of a majority of votes cast regarding the proposal is required to ratify the selection of Price Waterhouse LLP. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998. PROXIES RECEIVED WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the Commission during the fiscal year ended December 31, 1997 by its directors, officers and holders of more than 10% of the Company's Common Stock complied with the requirements of Section 16(a) with the exception of: (i) Dr. Ching, who did not timely file Form 3; (ii) Mr. Ryan, Ms. King-Van Wie, Mr. de Boom and Mr. Frykman, who did not timely file Form 5 to report one transaction each; and (iii) Mr. Stewart, who did not timely file Form 4 to report two transactions.

ANNUAL REPORT TO SHAREHOLDERS

    Enclosed with this Proxy Statement is the Annual Report of the Company for the 1997 fiscal year. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of Common Stock of the Company on the Record Date for the 1998 Annual Meeting desires additional copies of the Company's Annual Report, the same will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a shareholder of the Company as of the Record Date and should be directed to Kathryn King-Van Wie, Acacia Research Corporation, 12 South Raymond Avenue, Pasadena, California 91105.

SHAREHOLDER PROPOSALS

    Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting must be received by the Company no later than December 26, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

OTHER BUSINESS

    The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated: April 24, 1998

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                          [SIG]

                                          Kathryn King-Van Wie
                                          SECRETARY

                                                                       EXHIBIT A

                          ACACIA RESEARCH CORPORATION
                             1996 STOCK OPTION PLAN
                          (as amended March 30, 1998)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I.  THE PLAN......................................................     1
    Section 1.1  Purpose..................................................     1
    Section 1.2  Administration and Authorization; Power and Procedure....     1
    Section 1.3  Participation............................................     2
    Section 1.4  Shares Available for Awards..............................     2
    Section 1.5  Grant of Awards..........................................     3
    Section 1.6  Award Period.............................................     3
    Section 1.7  Exercise and Vesting of Awards...........................     3
    Section 1.8  No Transferability.......................................     3

ARTICLE II.  KEY EMPLOYEE OPTIONS.........................................     4
    Section 2.1  Grants...................................................     4
    Section 2.2  Option Price.............................................     4
    Section 2.3  Limitations on Grant and Terms of Incentive Stock
     Options..............................................................     5
    Section 2.4  Limits on 10% Holders....................................     6
    Section 2.5  Option Repricing/Cancellation and Regrant................     6
    Section 2.6  Limit on Grants to any Individual........................     6

ARTICLE III.  NON-EMPLOYEE DIRECTOR OPTIONS...............................     6
    Section 3.1  Participation............................................     6
    Section 3.2  Annual Option Grants.....................................     6
    Section 3.3  Option Price.............................................     7
    Section 3.4  Option Period............................................     7
    Section 3.5  Exercise of Options......................................     7
    Section 3.6  Termination of Directorship..............................     7
    Section 3.7  Adjustments..............................................     7
    Section 3.8  Acceleration Upon a Change in Control Event..............     7

ARTICLE IV.  OTHER PROVISIONS.............................................     8
    Section 4.1  Rights of Eligible Employees, Participants and
     Beneficiaries........................................................     8
    Section 4.2  Adjustments; Acceleration................................     8
    Section 4.3  Effect of Termination of Employment......................     9
    Section 4.4  Compliance with Laws.....................................     9
    Section 4.5  Tax Withholding..........................................     9
    Section 4.6  Plan Amendment, Termination and Suspension; Changes in
     Awards...............................................................     9
    Section 4.7  Privileges of Stock Ownership............................    10
    Section 4.8  Effective Date of Plan...................................    10
    Section 4.9  Term of the Plan.........................................    10
    Section 4.10  Governing Law/Construction/Severability.................    10
    Section 4.11  Captions................................................    11
    Section 4.12  Effect of Change of Subsidiary Status...................    11
    Section 4.13  Non-Exclusivity of Plan.................................    11

ARTICLE V.  DEFINITIONS...................................................    11
    Section 5.1  Definitions..............................................    11

                          ACACIA RESEARCH CORPORATION
                             1996 STOCK OPTION PLAN
                          (AS AMENDED MARCH 30, 1998)

ARTICLE I.  THE PLAN

    SECTION 1.1  PURPOSE.

    The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards (a) to attract, motivate and retain key employees, including officers (whether or not directors), of the Company with rewards and incentives for high levels of individual performance and improved financial performance of the Company under the "Key Employee Program" in Article II, and (b) to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under the "Non-Employee Director Program" in Article III. "Corporation" means Acacia Research Corporation and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms if not defined elsewhere in the text of this Plan, are defined in Article V.

    SECTION 1.2  ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

        (a) COMMITTEE. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

        (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have the authority:

            (i) to determine from among those eligible persons the particular Eligible Employees who will receive any Awards;

            (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;

           (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

            (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

            (v) to cancel, modify or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under
       Section 4.6;

            (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

           (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article III relating to Non-Employee Director Awards shall be non-discretionary, automatic and, to the maximum extent possible, self-effectuating. To the extent required, any interpretation or administration of this Plan in respect of Options granted under Article III will be the responsibility of the Board.

        (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

        (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under or with respect to this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

        (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    SECTION 1.3  PARTICIPATION.

    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards except for Nonqualified Stock Options granted automatically without further action of the Committee under the provisions of Article III.

    SECTION 1.4  SHARES AVAILABLE FOR AWARDS.

    Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

        (a) NUMBER OF SHARES. The maximum aggregate number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan (including under Articles II and III) shall not exceed 500,000 shares (the "Share Limit") and the maximum number of shares of Common Stock that may be delivered under the provisions of Article III shall not exceed 75,000 shares. The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 425,000. Each of the three foregoing numerical limits shall be subject to adjustments as contemplated by Section 4.2.

        (b) CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. No Option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares of Common Stock issuable at any time pursuant to such Option, plus (ii) the number of shares of Common Stock that have previously been issued pursuant to Options granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Options that are outstanding on such date, does not exceed the Share Limit. Shares subject to outstanding Awards shall be reserved for issuance. If any Award shall expire or be cancelled or terminated without having been exercised in full, the unpurchased shares subject thereto shall again, except to the extent prohibited by law, be available for the purposes of the Plan. In addition, any Common Stock which is used by an Eligible Employee Participant as full or partial payment to the Company for the purchase of Common Stock acquired upon exercise of an Option and any shares delivered by an Eligible Employee Participant or withheld by the Company in satisfaction of the tax withholding obligations of such Participant, shall be available for further awards to Eligible Employees under this Plan; PROVIDED, HOWEVER, that, to the extent required to maintain the Plan's status as a qualifying plan under Rule 16b-3, such shares shall be available for subsequent awards only to Eligible Employees who are not Section 16 Persons; PROVIDED FURTHER that (except as otherwise permitted by the Code) no such shares shall be available for future grants of incentive stock options under this Plan.

    SECTION 1.5  GRANT OF AWARDS.

    Subject to the express provisions of this Plan, the Committee shall grant and determine the terms and conditions of all Awards to Eligible Employees, the number of shares of Common Stock subject to each Award and the price to be paid for the shares subject to each Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

    SECTION 1.6  AWARD PERIOD.

    All Awards to Eligible Employees and all executory rights or obligations under the related Award Agreements shall expire on such date (if any) as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as provided herein or in the Award Agreements. The Committee from time to time may authorize by amendment to or waiver of the Award Agreements or otherwise, as to any number of Awards or all Awards to Eligible Employees, any extension or acceleration of benefits thereunder.

    SECTION 1.7  EXERCISE AND VESTING OF AWARDS.

        (a) PROVISIONS FOR EXERCISE. Unless the Committee otherwise provides, no Eligible Employee's Award shall be exercisable until at least 6 months after the initial Award Date and, once exercisable, an Award shall remain exercisable until the expiration or earlier cancellation or termination of the Award.

        (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a) or 3.3, as the case may be, and Section 4.5.

        (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interests shall be disregarded, but may be accumulated. The Committee may, however, in the case of Eligible Employees determine in the Award Agreement or thereafter that cash, other securities, or other property will be paid or transferred in lieu of any factional share interests. No fewer than 100 shares may be required on exercise of an Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

    SECTION 1.8  NO TRANSFERABILITY.

    (a) LIMIT ON EXERCISE AND TRANSFER. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

    (b) EXCEPTIONS. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Incentive Stock Options shall be subject to any and all additional transfer restrictions under the Code (notwithstanding Section 1.8(c)).

    (c) FURTHER EXCEPTIONS TO LIMITS ON TRANSFER. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

            (i) transfers to the Corporation,

            (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

           (iii) transfers pursuant to a QDRO order,

            (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

            (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

ARTICLE II.  KEY EMPLOYEE OPTIONS

    SECTION 2.1  GRANTS.

    One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, as determined by the Committee, and such intent shall be indicated in the applicable Award Agreement.
Notwithstanding the preceding sentence, Options granted to Other Eligible Persons shall only be Nonqualified Stock Options.

    SECTION 2.2  OPTION PRICE.

        (a) PRICING LIMITS. The purchase price per share of the Common Stock covered by each Option granted under this Article shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Eligible Employee Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

        (b) PAYMENT PROVISIONS. No shares shall be delivered pursuant to the exercise of an Option granted under this Article until payment of the full purchase price of such shares is received by the Corporation at its principal office located at 12 S. Raymond Avenue, Suite B, Pasadena, California 91105, or at such other place as the Committee may specify from time to time. Payment methods may include any of the following, pursuant to such conditions and rules or procedures as may be established by the Committee from time to time or as may be set forth in the Award Agreement:

            (i) In cash;

            (ii) In shares of Common Stock already owned by the Participant;

           (iii) Partly in cash and partly in shares of Common Stock already owned by the Participant; or

            (iv) By delivery of a notice instructing the Corporation to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Corporation equal to the purchase price; or

            (v) To the extent an applicable Award Agreement so provides, payment may be made in whole or in part by a promissory note executed by the recipient of an Award in favor of the Corporation, upon terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise of the Options granted by such Award in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements).

Any shares used for payment pursuant to clause (ii) or (iii) above shall have been held by the Eligible Employee Participant for at least six months prior to such exercise date. Common Stock accepted as a payment shall be valued at the Fair Market Value of the Common Stock on the date of exercise.

        (c) RELOAD OPTIONS. The Committee may provide in an Award Agreement that, effective as of the date of exercise by a Participant of all or part of an Option (the "Base Option") by delivering shares of Common Stock already owned by the Participant to the extent permitted by subsection
    (b)(ii) or (iii) above, the Eligible Employee Participant shall be granted an additional Option (a "Reload Option") to purchase at the Fair Market Value on the date of such exercise and new grant, a number of shares of Common Stock equal to the number of whole shares (subject to reduction in the case of an outstanding Incentive Stock Option to the extent necessary to comply with the $100,000 limit set forth in Section 2.3(a)) used by the Participant to pay or toward the payment of the exercise price of the Base Option, provided the Participant at the time of such exercise is an Eligible Employee. The Reload Option may be exercised between the date six months after its grant and the original date of expiration of the Base Option or such later time as the Committee may permit. The Reload Option shall be evidenced in the Award Agreement for the Base Option or by any other writing containing such terms and conditions as the Committee shall approve, which conditions may provide that upon the exercise of any Reload Option, an additional Reload Option may be granted with respect to the number of whole shares used to exercise the prior outstanding Reload Option. In no event, however, shall the aggregate number of additional shares authorized by Reload Option(s) exceed 50% of the maximum number of shares initially deliverable (subject to adjustments pursuant to Section 4.2(a)) on exercise of the Base Option.

    SECTION 2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.

        (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" (as defined below) of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        (b) OPTION PERIOD. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

        (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    SECTION 2.4  LIMITS ON 10% HOLDERS.

    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option on the date of grant and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    SECTION 2.5  OPTION REPRICING/CANCELLATION AND REGRANT.

    Subject to Section 1.4 and Section 4.6 and the general limitations on Awards contained elsewhere in this Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

    SECTION 2.6  LIMIT ON GRANTS TO ANY INDIVIDUAL.

    The maximum number of shares of Common Stock that are issuable under Options that during any calendar year are granted to any Eligible Employee Participant shall not exceed 100,000, subject to adjustments contemplated by Section 4.2.

ARTICLE III.  NON-EMPLOYEE DIRECTOR OPTIONS

    SECTION 3.1  PARTICIPATION.

    Awards under this Article III shall be made only to Non-Employee Directors.

    SECTION 3.2  ANNUAL OPTION GRANTS.

        (a) TIME OF INITIAL AWARD. Subject to approval by the shareholders of the Corporation, persons who are Non-Employee Directors at the time of the Plan's adoption on April 16, 1996, and persons who are elected or appointed to the Board after April 16, 1996, on the date of such election, shall each be granted without further action a Nonqualified Stock Option to purchase 10,000 shares of Common Stock.

        (b) SUBSEQUENT ANNUAL AWARDS. On the first business day in each calendar year following the approval of this Plan by the shareholders of the Corporation and during the term of this Plan, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 1,000 shares of Common Stock on each such date.

    SECTION 3.3  OPTION PRICE.

    The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The Award Date of Options granted under Section 3.2(a) shall, for purposes of determining the Option price, be April 16, 1996 with respect to Options granted to Non-Employee Directors as of that date, or the date such Option is granted upon election or appointment of the applicable director to the Board with respect to all other Options granted under Section 3.2(a). The purchase price of any shares purchased shall be paid in full at the time of each purchase either (i) in cash or by check of or on behalf of the Non-Employee Director, (ii) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option or (iii) partly in such shares and partly in cash; provided that if payments are made pursuant to clauses (ii) and (iii) above any shares used for such payment shall have been held by the Non-Employee Director Participant for at least six months prior to such exercise date.

    SECTION 3.4  OPTION PERIOD.

    Each option granted under this Article III and all rights or obligations thereunder shall expire on the fifth anniversary of the Award Date and shall be subject to earlier termination as provided below.

    SECTION 3.5  EXERCISE OF OPTIONS.

    Each Option granted under this Article III shall become exercisable in full 12 months after the Award Date, except (i) such Options granted pursuant to
Section 3.2(a), which such Options shall vest at the rate of 2,500 shares of Common Stock per year on each of the first four anniversaries of the date of such grant, and (ii) as provided in Section 3.8.

    SECTION 3.6  TERMINATION OF DIRECTORSHIP.

    An Option granted pursuant to this Article shall, if exercisable on the date of a Non-Employee Director Participant's termination of service as a director, remain exercisable only for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. Any Option granted pursuant to Section 3.2 hereof held by such Non-Employee Director Participant which is not exercisable on the date of termination of service shall terminate.

    SECTION 3.7  ADJUSTMENTS.

    Options granted under this Article III shall be subject to adjustment as provided in Section 4.2, but only to the extent that such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation (or, if there are none, consistent in respect of the underlying shares with the effect on stockholders generally).

    SECTION 3.8  ACCELERATION UPON A CHANGE IN CONTROL EVENT.

    Upon the occurrence of a Change in Control Event, each Option granted under
Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article III (a) is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event in which the Corporation does not survive and (b) no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

ARTICLE IV.  OTHER PROVISIONS

    SECTION 4.1  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

        (a) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

        (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall it interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any other contractual right of such person without his or her consent thereto.

        (c) PLAN NOT FUNDED. This Plan is not subject to Title 1 of ERISA and is not funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

    SECTION 4.2  ADJUSTMENTS; ACCELERATION.

        (a) ADJUSTMENTS. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maximum numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, and (c) the exercise price of any or all outstanding Awards, or (2) in the case of an extraordinary dividend or distribution, merger, reorganization, consolidation, combination, split up, exchange or spin off make provision for a cash payment or a substitution or exchange of the securities or property deliverable upon exercise to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provision thereto.

        (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. As to any Eligible Employee Participant, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each Option shall become immediately exercisable. The Committee may override the limitations on acceleration in this Section 4.2(b) by express provision in the Award Agreement and may accord any Eligible Employee Participant a right to refuse such acceleration in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code. The authority and provisions of this Section 4.2 are not intended to limit the Committee's authority to provide for acceleration of exercisability of Awards in other circumstances. Further, the Committee may provide for the termination of any or all of an Eligible Employee Participant's Awards to the extent they are not exercised as of the date of any event or transaction in or pursuant to which the Corporation does not survive. In the case of a transaction intended to be accounted for as a pooling of interests transaction, the Committee will have no discretion with respect to the foregoing acceleration of Options.

    SECTION 4.3  EFFECT OF TERMINATION OF EMPLOYMENT.

    The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment or services on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

    SECTION 4.4  COMPLIANCE WITH LAWS.

    This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money or the use or application of shares under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

    SECTION 4.5  TAX WITHHOLDING.

    Upon any exercise, vesting, or payment of any Award or, if they require upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Beneficiary) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, any Eligible Employee Participant may elect, to the extent allowed by and pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) that number of shares valued at their then Fair Market Value to satisfy such withholding obligation.

    SECTION 4.6  PLAN AMENDMENT, TERMINATION AND SUSPENSION; CHANGES IN AWARDS.

        (a) BOARD AUTHORIZATION. Except as provided in Section 3.9, the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

        (b) SHAREHOLDER APPROVAL. To the extent required under Sections 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

        (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Eligible Employee Participant, his or her rights and benefits under an Award.

        (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any then outstanding Award granted under this Plan. Changes contemplated by Section
    4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

    SECTION 4.7  PRIVILEGES OF STOCK OWNERSHIP.

    A Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her, other than benefits incident to the disposition of shares upon due exercise of an Option consistent with the terms of this Plan. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the date of delivery of shares on exercise of an Award.

    SECTION 4.8  EFFECTIVE DATE OF PLAN.

    This Plan is effective as of April 16, 1996, the date of initial Board approval, subject to shareholder approval by December 31, 1996.

    SECTION 4.9  TERM OF THE PLAN.

    No Award shall be granted more than ten years after the initial effective date of the Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such termination date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

    SECTION 4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

        (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

        (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

        (c) PLAN CONSTRUCTION. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16(b) of the Exchange Act satisfies the applicable requirements of Rule 16b-3 thereunder so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder and so that persons receiving Awards under Article III remain "disinterested" under these Rules. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be disregarded. It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

    SECTION 4.11  CAPTIONS.

    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

    SECTION 4.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS.

    If an entity ceases to be a Subsidiary, for purposes of this Plan and any Award hereunder, a termination of employment of each employee of such Subsidiary who does not continue as an employee of another entity within the Company shall be deemed to have occurred.

    SECTION 4.13  NON-EXCLUSIVITY OF PLAN.

    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

ARTICLE V.  DEFINITIONS.

    SECTION 5.1  DEFINITIONS.

        (a) "AWARD" shall mean an award of any Option authorized by and granted under this Plan.

        (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

        (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award, or in the case of Non-Employee Director Awards under Article III, the date of automatic grant under Article III.

        (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

        (e) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

        (f)   "BOARD"  shall mean the Board of Directors of the Corporation.

        (g) A "CHANGE IN CONTROL EVENT" shall mean and shall be deemed to have occurred if and when: (i) within the meaning of Section 13(d) of the Exchange Act, any person or group becomes a beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power in the election of directors of the Corporation's then outstanding securities; (ii) individuals who were members of the Board of the Corporation immediately prior to a meeting of the shareholders of the Corporation involving a contest for the election of directors shall not constitute a majority of the Board following such election; (iii) the shareholders of the Corporation approve the dissolution or liquidation of the Corporation; (iv) the shareholders of the Corporation approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by shareholders of the Corporation immediately prior to such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, excluding from consideration as a former shareholder any shareholder who is, or as a result of the transaction in question becomes, an "affiliate", as that term is used the Exchange Act and the rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (v) the shareholders of the Corporation approve the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary.

        (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (i) "COMMITTEE" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

        (j) "COMMON STOCK" shall mean the Common Stock, no par value, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
    Section 4.2 of this Plan.

        (k) "COMPANY" shall mean, collectively, the Corporation and its Subsidiaries.

        (l) "CORPORATION" shall mean Acacia Research Corporation, a California corporation, and its successors.

        (m) "DISINTERESTED" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

        (n) "ELIGIBLE EMPLOYEE" shall mean an officer, a key executive, or an administrative, managerial, production, marketing or sales employee of the Company, whether or not such person is a director, or an Other Eligible Person.

        (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        (p) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (q) "FAIR MARKET VALUE" shall mean (i) if the Common Stock is listed and registered on a national securities exchange such as the New York Stock Exchange or the American Stock Exchange, the simple average of the highest and lowest quoted selling prices of the Common Stock on such exchange on the applicable date of determination, or, if no such sales were made on such date on such exchange, then by such method as of the last date prior thereto on which sales were made, or (ii) if the Common Stock is not listed and registered on any national securities exchange, the simple average of the bid and ask prices per share of Common Stock in the over-the-counter market at the end of the applicable date of determination, or, if for any reason no such quotations are available, then by such other method as the Committee, in its sole discretion, shall determine to be appropriate on such date of determination.

        (r) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provision as are necessary to comply with that section.

        (s) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code. Options granted under Article III shall be Nonqualified Stock Options.

        (t) "NON-EMPLOYEE DIRECTOR" shall mean a person who is, as of the applicable date of determination for an award under Article III, (i) a member of the Board of Directors of the Corporation and not an officer or employee of the Company or any affiliate, and (ii) eligible to serve on the Committee.

        (u) "OPTION" shall mean an option to purchase Common Stock under this Plan.

        (v) "OTHER ELIGIBLE PERSON" shall mean any other individual (including significant agents and consultants) who performs substantial services for the Company of a nature similar to those performed by key employees, selected to participate in this Plan by the Committee from time to time. A Non-employee providing bona fide services (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in the Plan would not adversely affect
    (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan or (2) the Corporation's compliance with any other applicable laws.

        (w) "PARTICIPANT" shall mean a person who has been granted or has received an Award under this Plan.

        (x)   "PLAN"  shall mean this 1996 Stock Option Plan.

        (y) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder or other decree accorded relief from transfer restrictions under Rule 16b-3.

        (z) "RULE 16B-3" shall mean Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

        (aa) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

        (bb) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                          ACACIA RESEARCH CORPORATION
                  ANNUAL MEETING OF SHAREHOLDERS MAY 19, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          ACACIA RESEARCH CORPORATION

    The undersigned hereby appoints Paul R. Ryan and Kathryn King-Van Wie, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Shareholders of Acacia Research Corporation to be held on May 19, 1998, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated April 24, 1998 (the "Proxy Statement"), receipt of which is hereby acknowledged by the undersigned.

    THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTON OF THE FIVE DIRECTOR NOMINEES IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2 THROUGH 4.

                               (SEE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)
----------------------------------------
              COMMON                      /X/ Please mark your choices like this
The Board of Directors recommends that you vote FOR the nominees on Proposal No. 1 and FOR Proposals Nos. 2 through 4.

(1) The election of the nominees for director specified in the Proxy Statement to the Board of Directors. R. Bruce Stewart, Paul R. Ryan, Thomas B. Akin, Fred A. de Boom and Edward W. Frykman.

         / / FOR all nominees listed above (except as marked to the contrary below.)         / / WITHHOLD AUTHORITY to vote for all
nominees listed below.

    (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

(2) The amendments to the Company's 1996 Stock Option Plan increasing the number of shares
    for issuance thereunder and certain other changes thereto.               / /
FOR          / / AGAINST          / / ABSTAIN

(3) The amendment to the Company's Articles of Incorporation increasing the number of authorized
    shares of Common Stock to 30,000,000.                   / / FOR          / /
AGAINST          / / ABSTAIN

(4) The ratification of the selection of Price Waterhouse LLP as independent accountants of the
    Company for the fiscal year ending December 31, 1998.   / / FOR          / /
AGAINST          / / ABSTAIN

(5)  Such other matters as may properly come before the meeting or any
adjournment thereof.           / / FOR          / / AGAINST          / / ABSTAIN
    As to such matters, the undersigned hereby confers discretionary authority.
                                                       Dated: May ________, 1998
                                                ________________________________
                                                      (Please Print Name)
                                                ________________________________
                                                 (Signature of Holder of Common
                                                             Stock)
                                                ________________________________
                                                 (Additional Signature if Held
                                                            Jointly)

                                                NOTE: Please sign exactly as
                                                your name is printed. Each joint
                                                tenant should sign. Executors,
                                                administrators, trustees and
                                                guarantors should give full
                                                titles when signing.
                                                Corporations and partnerships
                                                should sign in full corporate or
                                                partnership name by authorized
                                                person. Please mark, sign, date
                                                and return your Proxy promptly
                                                in the enclosed envelope, which
                                                requires no postage if mailed in
                                                the United States.